EXHIBIT 24.2

          POWERS OF ATTORNEY OF DIRECTORS AND OFFICERS OF THE COMPANY

                                POWER OF ATTORNEY

     The undersigned directors and/or officers of Ultramar Diamond Shamrock Corporation, hereby constitute and appoint Timothy J. Fretthold and Todd Walker, or either of them, as the true and lawful attorneys-in-fact and agents of the undersigned, each with full power of substitution and resubstitution, to do any and all acts and things in their names and in their respective capacities as a director and/or an officer of Ultramar Diamond Shamrock Corporation, and to execute any and all instruments for them and in their names in the capacities indicated above, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable Ultramar Diamond Shamrock Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with a Registration Statement on Form S-8, including without limitation power and authority to sign for them, in their name in the capacities indicated above, such Registration Statement and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

/s/ Jean Gaulin                                 /s/ Russell H. Herman
    Jean Gaulin                                     Russell H. Herman


/s/ Byron Allumbaugh                            /s/ Bob Marbut
    Byron Allumbaugh                                Bob Marbut


/s/ E. Glenn Biggs                              /s/ Katherine D. Ortega
    E. Glenn Biggs                                  Katherine D. Ortega


__________________________                      /s/ Madeleine Saint-Jacques
    W. E. Bradford                                  Madeleine Saint-Jacques


/s/ H. Frederick Christie                       /s/ C. Barry Schaefer
    H. Frederick Christie                           C. Barry Schaefer


/s/ W. H. Clark                                 /s/ Robert S. Shapard
    W. H. Clark                                     Robert S. Shapard


Dated: October 3, 2000